UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 02, 2025

VOR BIOPHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39979	81-1591163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1350
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 655-6580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2025 (the “Effective Date”), Vor Biopharma Inc. (the “Company”) and Dr. Qing Zuraw, the Company’s Chief Development Officer, entered into an amendment (the “Employment Agreement Amendment”) to Dr. Zuraw’s employment agreement with the Company dated July 17, 2025 (the “Employment Agreement”). The Employment Agreement Amendment provides that (i) in addition to the other severance benefits set forth in the Employment Agreement, in the event Dr. Zuraw is terminated by the Company without cause, Dr. Zuraw will be entitled to a pro-rated portion of her 2025 target bonus and, if applicable, a pro-rated portion of her 2026 target bonus, payable in a lump sum, and (ii) if Dr. Zuraw resigns for any reason after December 31, 2025, she will be entitled to the same severance benefits as are payable in the event of a termination by the Company without cause. The Employment Agreement Amendment is effective for five months following the Effective Date.

The foregoing summary of the Employment Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

Item 7.01 Regulation FD Disclosure.

On November 3, 2025, the Company issued a press release announcing the appointment of Dr. Jeremy Sokolove as Chief Medical Officer, a copy of which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vor Biopharma Inc.

Date:	November 3, 2025	By:	/s/ Jean-Paul Kress
Name: Jean-Paul Kress Title: Chief Executive Officer